                      IPS MILLENNIUM FUND

Two Centre Square - 625 South Gay Street - Suite 630 - Knoxville,
Tennessee 37902 - Phone 423/524-1676 - Fax 423/544-0630


Gregory D'Amico                                   Robert Loest, Ph.D., CFA
President & Portfolio Manager                     Senior Portfolio Manager



Fellow Shareholders:

     We are pleased to present our annual report for the one year period ended November 30, 1996. The Fund has now been in existence for 23 months. It has achieved a total return of 26.75% for the fiscal year, a cumulative return since inception of 59.6%, and assets have more than tripled, from $1.65 million at the end of November, 1995, to $5.61 million at the end of November, 1996 ($6.3 million on 1/21/97). We have also received a ticker symbol from the Nasdaq, IPSMX, under the small funds category, which should allow reporting services to obtain NAV information on the Fund more easily.

GRAPHIC APPEARS HERE

                          $10,000 INVESTMENT AT INCEPTION 1/3/95

     Period     V.L. Arithmetic     Millennium Fund     S&P 500

1995    03-Jan       $10,000          $10,000            $10,000
        28-Feb       $10,490          $10,167            $10,665
        31-May       $11,216          $10,741            $11,743
        31-Aug       $12,208          $11,754            $12,440
        30-Nov       $12,488          $12,591            $13,464
        31-Dec       $12,641          $12,480            $13,720
1996    28-Feb       $13,096          $13,150            $14,306
        31-May       $14,160          $14,707            $15,010
        31-Aug       $14,131          $13,878            $14,717
        30-Nov       $15,686          $15,960            $17,086
        31-Dec       $15,667          $15,537            $16,758
1997    28-Feb

   Figure 1. Inception of the IPS Millennium Fund was Jan. 3, 1995. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

                                LIPPER GROWTH
TOTAL ANNUAL RETURN FOR:        IPS MILLENNIUM       &INCOME        VALUE LINE            S&P 500
                                     FUND         FUND COMPOSITE    ARITHMETIC INDEX     COMPOSITE
--------------------------------------------------------------------------------------------------
One year ended 11/30/96              26.75%           21.87%          22.90%              26.89%
Inception 1/3/95 - 11/30/95          25.91%           29.41%          27.17%              34.64%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends and capital gains reinvested.
=======================================================================


     This past year your Fund received favorable publicity in THE WALL STREET JOURNAL (a major article and a national ranking), USA TODAY (a national ranking), a favorable mention on CNN, and Portfolio Manager Robert Loest was interviewed by William Rukeyser on CNNfn. An article in the Dec. 9 FORTUNE magazine listed IPS MILLENNIUM FUND as one of only a few funds that utilized Economic Value Added analysis, and quoted Robert Loest in the article. As you can see from the graph above, the Fund has beaten both its benchmark, the VALUE LINE ARITHMETIC INDEX, as well as the LIPPER GROWTH & INCOME COMPOSITE. As you can also see from the graph above, the Fund is more volatile than the stock market in general. The reason is its large high tech component. While this is balanced by a large position in high dividend companies like the Real Estate Investment Trust sector, the movement of the NASDAQ stocks has a larger effect on your fund than the S&P 500 does. Expect this to be a permanent characteristic of your Fund, and the price of investing for higher growth than that of the overall market.

Table 1:  Top 10 Gainers for 1996:
-------

      Company          Amount      Percent
------------------------------------------
1.  Intel Corp.        $107,568    +65.6%
2.  EMC Corp.           100,595    +53.0%
3.  Computer Assoc.      75,156    +40.0%
4.  Oracle Systems       71,760    +41.4%
5.  Andrew Corp.         69,468    +66.7%
6.  Applied Materials    67,567    +24.5%
7.  Cisco Systems        65,072    +49.4%
8.  Equifax              48,814    +58.7%
9.  U.S. Robotics        44,138    +86.2%
10. Microsoft            41,850    +90.1%
                      ---------
     TOTAL GAIN:      $691,988

PERSPECTIVE, PERSPECTIVE, PERSPECTIVE

     PERSPECTIVE IS NOT ONLY NECESSARY WHEN THINGS LOOK GLOOMY, IT'S ALSO ESSENTIAL WHEN THINGS HAVE GONE UNUSUALLY WELL, OR WHEN THINGS ARE GOING NOWHERE. The tendency after a couple of years like 1995 - 1996 is sometimes to forget that good years are the normal reward for patience through hard times and a long term investment horizon. When people feel they have an unearned windfall, they begin acting like a field mouse under a full moon with the hawks circling above. Investors tend not only to become defensive, but to sell everything and bury the cash in the backyard. Too many funds with good past track records have lost their perspective over the last year and become defensive, and suffered badly for it. While staying fully invested makes a fund more volatile, it also generally results in a higher long term return. According to Napoleon, the logical end to defensive warfare is surrender. I like to think Napoleon would have stayed fully invested. Admiral Nelson said, "NEVER MIND MANEUVERS, JUST GO AT THEM!" I think he would have stayed fully invested, too.

Table 2:  Top 10 Losers for 1996:
_______

      Company               Amount    Percent

1.  Mylan Labs            $-34,270    -27.9%
2.  Polaris Industries     -26,835    -31.6%
3.  Scientific Games       -18,652    -25.2%
4.  Shiva                  -18,190    -28.5
5.  Mercury Financial      -14,451    -23.7
6.  Netmanage              -11,498    -47.9
7.  Airtouch Comm.         -11,310    -12.5
8.  Psix                   -10,835    -32.1
9.  AT&T Corp.             -10,633    - 9.4
10. Broadband Technol.     -10,605    -23.5
                         ---------
   TOTAL LOSS:            $167,279

     It is a mistake for investors to allow good fortune to change their psychology, because it usually amounts to changing their approach from investing to gambling. Investing is a lot like war; actual engagement with the stock market has a way of forcing you to adapt to reality if you want to do well. The result is some unexpected turns in the companies and industry sectors we pick, but then, investing wouldn't be any fun otherwise. We think perspective is the best cure for concerned investors. TABLE 3 on the next page has some interesting lessons to offer. It is from a larger study (1996 SBBI YEARBOOK, IBBOTSON - Associates) that divides the New York Stock Exchange returns into deciles (increments of 10%) by company size. It should - help you see where we stand from an historical perspective, and maybe what to expect, IN GENERAL TERMS, for investors with long time horizons.

     FIRST, using the lowest return of 9.7% for the largest decile, we should expect the DOW JONES INDUSTRIALS to hit 10,000 in 2001, and 16,000 in 2006, give or take a year or two. This makes it easier not to worry about near-term volatility. Don't forget, though, that stocks are by nature volatile. THE NORMAL TRADING RANGE FOR AN INDIVIDUAL COMPANY OVER A ONE YEAR PERIOD IS ABOUT 50% BELOW ITS HIGH FOR THE LATEST 12 MONTHS. If a stock's 52-week high was $80 per share, it could fall to $40 and still be within its normal annual trading range. Even large blue chips can fall 35% - 40% from their 12-month highs and still be within their normal annual trading range.

     SECOND, assuming the volatility is acceptable for you, YOU WILL BE BETTER OFF WITH A PORTFOLIO DIVERSIFIED AMONG LARGE, MEDIUM AND SMALL COMPANIES. You will have a higher return, and to some extent, bad years in one size decile will tend to be offset by good years in another size decile. For example, large cap companies did very well in the decade ended 1995, which offset the poor performance of small companies.

     THIRD, to a significant degree, HIGH LONG-TERM RETURNS ARE DUE TO RELATIVELY RARE, VERY HIGH-RETURN PERIODS OF SEVERAL YEARS. As you can see from the chart, this is truer of smaller companies than large ones. If you restrict your investments to only one narrowly-defined capitalization group (i.e., index or small cap funds), you risk long-term underperformance, as you can see. If history is any guide, you may be able to literally double your chances of encountering an overperforming decade by diversifying among large, medium and small companies, as we do with IPS MILLENNIUM FUND.

COPYRIGHT 1996, IPS ADVISORY, INC.                                 Page 2

 Table 3:  NYSE Ten-Year Returns by Decile

   Year               Largest 10%     Middle 10%       Smallest 10%
-------------------------------------------------------------------
   1925                    0%              0%                0%
   1935                  +55%            +52%             +221%
   1945                 +103%            +286%            +795%
   1955                 +327%            +246%            +209%
   1965                 +180%            +213%            +268%
   1975                  +32%             +55%             +65%
   1985                 +243%            +647%          +1,045%
   1995                 +285%            +303%             +41%
-------------------------------------------------------------------
Source:  Center for Research in Security Prices, University of
         Chicago

Ave. Annual Return               9.7%        12.1%
                                                        13.8%
Ave. 10-year Return             +175%       +257%
                                                        +378%
Ave. 10-yr. Return MINUS   +150%      +192%      +134%
  Outperforming Decades

     FOURTH, there is a strong tendency for poor decades in any group to be followed by exceptional decades, and vice versa. This implies that you should take a bigger position in those size deciles that have underperformed in the previous decade, and a smaller position in the ones that have outperformed.

     Fifth, high returns are not unusual, so long as we have no reason to expect disasters. For example, the low returns of the decade ended in 1935 resulted from the crash of 1929 and the Great Depression that followed. The 103% return for large companies in the decade ended 1945 included the second half of the Great Depression and World War II. This was the worst decade of the 1900s for back-to-back disasters in the worst size category, and the market still doubled. On the other hand, unexpected inflation and a prolonged war in Southeast Asia damaged the economy badly in the decade ended 1975, implying that perhaps UNEXPECTEDLY HIGH INTEREST RATES AND INFLATION ARE MORE DETRIMENTAL TO STOCK PRICES THAN WARS AND DEPRESSIONS. In fact, that decade was even worse than the one ending in 1935, the middle of the Great Depression.

         MY CONCLUSION FROM TABLE 3 ABOVE IS THAT WE SHOULD OVERWEIGHT SMALL COMPANIES, AND STAY FULLY INVESTED. If anything, we are in a period of deflation, so there seems to be no sign of what happened in the decade from 1966 to 1975, and such high inflation does not happen without considerable warning. The civilized part of the world also no longer depends extensively on land (lebensraum) and natural resources to the extent that agricultural and early stage industrial civilizations do, so the prospect of global war for the reasons we've seen in the past seems remote, although regional ethnic conflicts will probably become worse as national identities weaken. Economic damage in the future is more likely to come from internal social stresses, as new fault lines form as a result of the information revolution, and from severe miscalculations by national governments as they cling to increasingly faulty economic models, and the world changes too rapidly for them to adjust. Nevertheless, expect the decade ending 2005 will be particularly rewarding for small stocks.

                    MANAGEMENT'S DISCUSSION & ANALYSIS

     The major changes in the Fund's positions during the year were to reduce the cash position significantly by buying into the market following the sharp January, 1995 correction; Consumer Durables, Pharmaceuticals, Banking & Brokerage, Insurance and Software positions dropped as a proportion of invested assets. Computer & Internet, Medical Services, Telecommunications, and Real Estate Investment Trust positions were increased. The Petroleum sector was added through the purchase of AMOCO.

     By judiciously balancing losses and gains, and by prudently minimizing asset turnover, we were able to keep the capital gains distribution to just eight cents per share, far below that of most stock funds. As you know, the effect of taxes can be an important factor in long term returns, and an objective of your Fund is to minimize taxes as a significant drag on your returns to the maximum extent consistent with prudent investment management. We feel we have accomplished this objective during our first two years. Table 4 below sets forth the changes in your Fund's positions by industry sector over the 12 month period ended November 30, 1996.

                         ANALYSIS OF PERFORMANCE

     By far the largest gains in your Fund came from the COMPUTER & INTERNET, SOFTWARE and SEMI-CONDUCTOR areas (See Table 1).
TELECOMMUNICATIONS was also an important contributor, although not as large, and our dramatically increased position in REITs has contributed greatly to returns since the end of our fiscal year.

COPYRIGHT 1996, IPS ADVISORY, INC.                                 Page 3

     Table 4

Industry Sector             Position (%)     Position (%)
                            11/30/95         11/30/96
---------------------------------------------------------
Cash                             15%            2%
Consumer Durables                 6%            2%
Computer & Internet               5%           10%
Medical Services                  3%            6%
Banking & Brokerage              14%            8%
Insurance                         7%            3%
Specialty Chemical                5%            5%
Telecommunications                8%           10%
Software                         14%           11%
Petroleum                         0%            2%
Pharmaceutical                    8%            3%
Real Estate Investment Trusts     3%            9%
Electric Utilities                2%            2%
Miscellaneous Services            6%            5%
Semi-Conductors                  10%           11%


     During the year we identified three companies that we felt offered the potential for much greater than normal returns. These three companies were Applied Materials (AMAT, Nasdaq), Kent Electronics
(KNT, NYSE), and EMC Corp. (EMC, NYSE). We invested the maximum amount allowed by our prospectus (5%) in all three companies. As of 11/30/96 KENT was up 21% (+45% as of 1/21/97); APPLIED MATERIALS was up 25% (+58% on 1/21/97); and EMC Corp. was up 53% (+86% on 1/21/97).
All three investments, as well as many others (Cisco Systems, Intel and the SOFTWARE companies) reflect our underlying belief that our civilization is headed for a highly connected world much faster than most people currently realize.



OUTLOOK FOR THE FUTURE

         We will continue to be fully invested, but we do not expect another 20% plus gain in stock prices for 1997. Our current positions are little changed from the end of our fiscal year, and we will continue to look toward the COMPUTER, INTERNET, TELECOMMUNICATIONS, and SOFTWARE sectors, as well as REITs, for the greatest returns over the coming year. In addition, we expect Telecommunications companies (currently 10% of the portfolio) to do much better in 1997 than in the past year, as deregulation takes hold at the state level, current uncertainties about the sector start becoming resolved, and premiums are awarded the better companies.

     Our discussion of performance is an appropriate place to stress a point we feel is totally ignored by most of the news media, to the detriment of investors. INVESTORS' EXPECTATIONS ARE DISTORTED BY THE EXCLUSIVE AND IGNORANT DEPENDENCE BY THE MEDIA ON CAPITALIZATION (CAP) WEIGHTED INDEXES LIKE THE S&P 500 COMPOSITE, and the even worse DOW JONES INDUSTRIALS, which is a price weighted average, not even an index. This dependence excludes far more appropriate, equally weighted indexes like the VALUE LINE ARITHMETIC and GEOMETRIC COMPOSITES. Cap weighting is primarily designed to reflect the performance of the economy, which is affected more by large companies than by small ones. It is NOT designed to reflect investment performance. It is instructive to note that the NASDAQ COMPOSITE, a cap weighted index, which rose 22.71% (without dividends reinvested) during calendar year 1996, would only have gained 7% if it was equally weighted.

     During periods in which large cap stocks outperform small caps, like the decade ended in 1995, this dependence on large cap indexes as a proxy for investment portfolio performance leads to an overdependence on index funds, which tend to be composed of large cap stocks. It should be clear from Table 3 that large cap index funds may very well underperform for the next decade. A dependence on large cap indexes leads investors into the error of comparing the performance of funds and portfolios that are more or less equally weighted (at least certainly not cap weighted) and diversified among different size groups, with the performance of indexes that are neither. The result is that investors (or their funds) either under- or outperform such unsuitable indexes for prolonged periods. Investors then think that their fund managers are either worse than they really are during prolonged periods of large company outperformance ( 85
- 96); or that managers are better than they really are during extended periods of small company dominance (late 70s - early 80s). We strongly recommend you try to find the VALUE LINE COMPOSITE INDEXES (all major newspapers), and completely ignore the news media's stress on cap weighted indexes.

     We will continue to look for companies that we feel will do well in a more highly connected world, and that fit our post-capitalist, ecosystem model of how the economy and our civilization is evolving. We will also continue to look opportunistically for combinations of extreme undervaluation combined with high dividend yields, like the REITs that have done so well recently for the Fund. We hope you are as optimistic about the future as we are. Thank you again for your continuing confidence in IPS MILLENNIUM FUND, and if we can be of assistance to you in any way, please call us.

COPYRIGHT 1996, IPS ADVISORY, INC.                                 Page 4


          FINANCIAL STATEMENTS
               (Audited)
          IPS MILLENNIUM FUND


        Statement of Assets and Liabilities
      For the fiscal year months ended November 30, 1996


ASSETS:
Investments in securities, at value -
 identified cost $4,656,186                $5,729,619

Accrued income
  Dividends                                     4,606
  Interest                                      1,466
Other assets                                   10,931
                                            ---------
Total assets                                            5,746,622

LIABILITIES:
Payables - Investment securities
           purchased                          126,690
Accrued expenses                                6,417
                                            ---------
Total liabilities                                         133,107
                                                       ----------
NET ASSETS ON NOVEMBER 30, 1996
Equivalent to $18.86 per share based on
297,632.620 shares of capital stock
outstanding                               $5,613,515
                                          ==========



              Statement of Operations
      For the fiscal year ended November 30, 1996


INVESTMENT INCOME:
Income
   Dividend income                           $39,711
   Interest                                   10,040
   Miscellaneous                                 540
                                           ---------
 Total income                                             50,291
Expenses:
   Management fees                            47,950
   Expense reimbursement                  (    3,528)
   Organizational cost                         3,261
                                          ----------
  Total expense                                           47,683
                                                       ---------
  Net investment income                                    2,608
                                                       ---------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain on investments          20,402
   Change in unrealized appreciation
   of investments for the year              894,048
                                          ---------
   Net gain (loss) on investments                       914,450
                                                      ---------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                        $ 917,058
                                                      =========
                   FINANCIAL STATEMENTS
                        (Audited)
                   IPS MILLENNIUM FUND


            STATEMENT OF CHANGES IN NET ASSETS
       For the fiscal year ended November 30, 1996



Increase (Decrease) in Net
Assets From Operations:             1996           1995


Investment income-net             $  2,608       $  7,873

Net realized gain on                20,402         15,391
investments

Change in unrealized
appreciation                       894,048        179,385
                                   -------        -------

Net increase in net assets         917,058        202,649
resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS
FROM:

Investment income-net              (5,150)        (7,010)

Realized gains                    (11,105)         - - -
                                   -------        -------

Net decrease in net assets
due to distributions to
shareholders                      (16,255)        (7,010)

CAPITAL SHARE TRANSACTIONS:

Issued-regular                  3,176,461      1,448,251

Issued-in lieu of cash             16,251          7,063
distributions
Redeemed - regular             (  105,600)    (   25,353)
                               ----------     ----------
INCREASE IN NET ASSETS DUE
TO CAPITAL SHARE
TRANSACTIONS                    3,087,112      1,429,961


INCREASE IN NET ASSETS           3,987,915      1,625,600

NET ASSETS
       Beginning of year         1,625,600        -----

End of year (including
undistributed net investment
income of $2,608 and $863,
realized gains of $20,402
and $15,391, and unrealized     $5,613,515     $1,625,600
net appreciation of             ==========     ==========
$1,073,433 and $179,385 for
1996 & 1995, respectively)

                     IPS MILLENNIUM FUND

                Notes to Financial Statements
            Fiscal Year Ended November 30, 1996



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts mostly located in the Southeastern and Great Lakes areas of the United States.

Security valuation - Investments in securities traded on a national
------------------
securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

Federal income taxes - The Fund's policy is to comply with the
--------------------
requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,073,433. The cost of portfolio securities for book and federal income tax purposes was $4,656,186.

Distributions to shareholders - Dividends to shareholders are recorded on
-----------------------------
the ex-dividend date.


Other - The Fund follows industry practice and records security
-----
transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


Use of estimates in the preparation of financial statements - The
-----------------------------------------------------------
preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

Distributions were paid as follows for F.Y. 1996: December 28, 1995 was the record date for an income distribution on December 29 of $0.0218 per share, aggregating $2,981.32, and for a short term capital gains distribution of $0.0812 per share on December 29 aggregating $11,104.73; February 28 was the record date for an income distribution of $0.013 per share on February 29, aggregating $2,169.50. This income will be taxable to shareholders as ordinary income.

NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred organizational expenses in the amount of $16,218. Organizational expenses are being amortized monthly over a period of 60 months, beginning on January 3, 1995. The balance outstanding on November 30, 1996 is $9,862.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1996, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated
$4,517,073.

Transactions in capital stock for the period 11/30/96 through 11/30/96 were as follows:

                                                   Shares                                    Amount
                                              1996             1995                  1996              1995

Shares sold                                194,666.353      109,910.579          $3,176,461       $1,448,251
Shares issued in reinvestment
of dividends                                 1,093.636          512.742              16,251            7,063
                                           -----------      -----------           ---------        ---------
    Total                                  195,759.989      110,423.321           3,192,712        1,455,314

Shares redeemed                              6,472.272        2,078.418             105,600           25,353
                                           -----------      -----------           ---------        ---------

Net increase                               189,287.717      108,344.903          $3,087,112       $1,429,961
                                           ===========      ===========          ==========       ==========

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $4,785,773 and $1,768,403, respectively, during the period December 1, 1995 through November 30, 1996; there were no investment transactions involving U.S. Government obligations nor a net loss on investments for the period.

As of November 30, 1996, the unrealized appreciation of securities was $1,073,433; accumulated undistributed net realized gains on investment transactions totaled $20,402.

                       Year Ended November 30, 1996


NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.


Securities Service Network, Inc.(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI.

==========================================================================

                           IPS MILLENNIUM FUND


                 Financial Highlights, Selected Per Share Data and Ratios

                                            For the 12 months     For the 11 months
                                           ended Nov. 30, 1996   ended Nov. 30, 1995
                                           -------------------   -------------------
                                             Per share data:       Per share data:
NET ASSET VALUE:
     Beginning of year                          $14.996              $12.000

Income from investment operations
Net Investment income                             0.021                0.121
Net realized and unrealized gain
    (loss) on investments                         3.959                2.982
                                                -------              -------

     Total income (loss) from
     investment operations                        3.980                3.103

LESS DISTRIBUTIONS:

Dividends from net investment income             (0.035)               0.107
Dividends from net realized gains on
  investments                                    (0.081)               0.000
                                                -------              -------
Total distributions                             $(0.116)             $(0.107)

NET ASSET VALUE:
     End of year                                $18.860              $14.996
                                                =======              =======
     Total return  (annualized)                  26.754%              28.831%

RATIOS:
     Net assets, end of period (thousands)   $5,613.515           $1,625.600
     Ratio of expenses to average net assets       1.40%               1.40%
     Ratio of net income to average net assets            0.76%                 1.00%
     Portfolio turnover rate                      55.17%               26.7%
     Average commissions per share                $0.05705             $0.10056

See notes to financial statements.

                                IPS Millennium Fund:
                       Investment Portfolio November 30, 1996

                                         Shares or           Market          Percent of               Sector
EQUITY SECURITIES:                Principal Amount            Value          Net Assets              Weighting

Consumer Durables                                                                                       2.0%
-----------------                                                                                       ----
  Sturm Ruger & Co Inc.               6,400                 $114,400             2.0%

Consumer Retail                                                                                         7.7%
---------------                                                                                         ----
  Kent Electronics                    9,000                 $235,125             4.1%
  Nature's Sunshine                   4,000                 $ 81,000             1.4%
  Viking Office Products              4,000                 $125,250             2.2%

Computer & Internet Hardware                                                                           10.5%
----------------------------                                                                           -----

  Cabletron Systems                   2,000                 $ 80,750             1.4%
  Cascade Communications              1,200                 $ 82,950             1.5%
  Cisco                               2,100                 $142,538             2.5%
  EMC Corp                            9,000                 $290,250             5.1%

Semi-Conductors                                                                                        11.4%
---------------                                                                                        -----
  Applied Materials                   9,000                 $343,125             6.0%
  Intel, Inc.                         1,500                 $190,312             3.3%
  Linear Technology                   2,500                 $117,812             2.1%

Property/Casualty Insurance                                                                             3.1%
---------------------------                                                                            -----

  American International Group          400                 $ 46,000            0.8%
  Frontier Insurance Group            3,520                 $134,640            2.3%

Banking & Brokerage                                                                                     8.1%
-------------------                                                                                    -----
  Banker's Trust                      1,200                 $104,400            1.8%
  Charles Schwab                      2,000                 $ 60,250            1.1%
  CyberCash                           1,000                 $ 25,250            0.4%
  KeyCorp                               800                 $ 41,900            0.7%
  MBNA Corporation                    1,000                 $ 40,375            0.7%
  Nat'l Commerce Bankcorp             1,966                 $ 71,759            1.3%
  U.S. Bancorp                          800                 $ 34,200            0.6%
  Wells Fargo Bankcorp                  300                 $ 85,388            1.5%

Specialty Chemical                                                                                      4.8%
------------------                                                                                     -----
  Ionics, Inc.                        1,420                 $ 68,515            1.2%
  Learonal                            2,000                 $ 46,500            0.8%
  Sigma-Aldrich                       1,464                 $ 91,500            1.6%
  Thermo Instruments                  2,000                 $ 67,500            1.2%

Communications                                                                                          10.1%
-------------                                                                                           -----
  Andrew Corporation                  3,000                  173,625            3.0%
  Brooks Fiber Properties             3,000                 $ 94,125            1.6%
  Lucent Technologies                 1,583                 $ 81,129            1.4%
  MFS Communications                  3,000                 $144,750            2.5%
  WorldCom, Inc.                      4,000                 $ 92,500            1.6%

Miscellaneous Services                                                                                   5.0%
----------------------                                                                                  -----
  CUC International                   4,500                 $118,688            2.1%
  Equifax, Inc.                       4,000                 $131,000            2.3%
  Sysco Corp.                         1,000                 $ 34,125            0.6%


(continued on next page)

                                         Shares or           Market          Percent of               Sector
EQUITY SECURITIES:                Principal Amount            Value          Net Assets              Weighting
==============================================================================================================

Consumer Durables                                                                                       2.0%
-----------------                                                                                       ----
  Sturm Ruger & Co Inc.               6,400                 $114,400             2.0%


Medical & Information Technology                                                                        7.8%
--------------------------------                                                                       -----
  Express Scripts                     1,000                 $ 35,625            0.6%
  HBO & Company                       2,600                 $147,875            2.6%
  Medic Computer Systems              1,000                 $ 33,750            0.6%
  Physicians Computer Network         1,600                 $ 13,200            0.2%
  Quintiles Transnational               600                 $ 36,300            0.6%
  Rural/Metro, Inc.                   1,885                 $ 65,975            1.2%

Software                                                                                               11.4%
--------                                                                                               -----

  Computer Associates, Inc.           4,000                 $263,000            4.6%
  Microsoft Corp.                       600                 $ 94,125            1.6%
  Oracle Systems                      5,000                 $245,000            4.3%
  Security Dynamics Technologies      1,200                 $ 49,350            0.9%

Drugs                                                                                                   2.8%
-----                                                                                                  -----
  Abbott Laboratories, Inc.           1,195                 $ 66,621             1.2%
  Becton, Dickinson                     600                 $ 25,200             0.4%
  Pfizer, Inc.                          600                 $ 53,775             0.9%
  Vical                               1,000                 $ 18,500             0.3%

Real Estate Investment Trust                                                                            9.8%
----------------------------                                                                           -----
  BRE Properties                      3,000                 $ 66,375             1.2%
  Cali Realty                         4,000                 $113,000             2.0%
  Homestead Village                     251                 $  3,828             0.1%
  Homestead Village Warrants            168                 $  1,008             0.0%
  Kimco                               4,000                 $116,500             2.0%
  New Plan Realty Trust               3,905                 $ 89,815             1.6%
  Security Capital Pacific            3,000                 $ 61,500             1.1%
  Washington REIT                     2,800                 $ 46,200             0.8%

Electric Utilities                                                                                      2.1%
------------------                                                                                     -----
  Duke Power                          2,000                 $ 92,750             1.6%
  Wisconsin Energy                    1,100                 $ 29,425             0.5%

Energy                                                                                                  2.0%
------                                                                                                 -----
  Amoco Corp.                         1,500                 $116,437             2.0%

Money Market Funds                                                                                      4.4%
------------------                                                                                     -----
  Dreyfus Treasury Prime Money
     Fund                           100,834                 $100,834             1.8%
  Provident Insured Money Fund          671                 $    671             0.0%
  Riverfront U.S. Govt Securities
     Fund                           151,349                 $151,349             2.6%

===============================================================================================================

  TOTAL INVESTED ASSETS:                                  $5,729,619                                   100.0%

                                            REPORT OF INDEPENDENT
                                         CERTIFIED PUBLIC ACCOUNTANTS




Shareholders and the Board of Trustees
IPS Funds
IPS Millennium Fund
Knoxville, Tennessee


We have audited the accompanying statement of assets and liabilities of IPS Millennium Fund, including the schedule for investments in securities, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per share data and ratios for each of the two years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of IPS Millennium Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the selected per share data and ratios for each of the two years in the period then ended, in conformity with generally accepted accounting principles.





Cherry, Bekaert & Holland LLP
Knoxville, Tennessee
January 10, 1997
